EXHIBIT 10.5
EXECUTION COPY
AMENDMENT NO. 2
Dated as of March 28, 2019
To the banks, financial institutions
and other lenders
(collectively, the “Lenders”) parties
to the Credit Agreement referred to
below and to JPMorgan Chase Bank, N.A., as agent
(the “Administrative Agent”) for the Lenders
Ladies and Gentlemen:
We refer to the Third Amended and Restated Long-Term Credit Agreement, dated as of May 17, 2016 (as amended by Amendment No. 1 dated as of August 30, 2018, the “Credit Agreement”) among Whirlpool Corporation, a Delaware corporation, Whirlpool Europe B.V., a Netherlands corporation having its corporate seat in Breda, The Netherlands, Whirlpool Finance B.V., a Netherlands corporation having its corporate seat in Breda, The Netherlands, Whirlpool Canada Holding Co., a Nova Scotia unlimited company, the other Borrowers from time to time party thereto, the Lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and the other agents party thereto. Capitalized terms not otherwise defined in this Letter Amendment have the same meanings as specified in the Credit Agreement.
It is hereby agreed by you and us as follows:
The Credit Agreement is, effective as of the date of the Amendment Effective Date (as defined below), hereby amended as follows:
1.Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:
“Amendment Date” means March 28, 2019, the effective date of Amendment No. 2 to this Agreement.
“Borrower DTTP Filing” means an HM Revenue & Customs’ Form DTTP2, duly completed and filed by the relevant UK Borrower within the applicable time limit, which contains the scheme reference number and jurisdiction of tax residence provided by a relevant Lender to the relevant UK Borrower and the Administrative Agent.
“CTA” means the Corporation Tax Act 2009 of the United Kingdom.
“HMRC DT Treaty Passport scheme” means the Board of H.M. Revenue and Customs Double Taxation Treaty Passport scheme.
“ITA” means the Income Tax Act 2007.
“Qualifying Lender” means:

(i)    a Lender which is beneficially entitled to interest payable to such Lender in respect of an extension of credit hereunder and is:
(A)    a Lender:
(1)    which is a bank (as defined for the purpose of s879 ITA) making an extension of credit hereunder and is within the charge to United Kingdom corporation tax as respects any payments of interest made in respect of such extension of credit or would be within such charge as respects such payments apart from s18A CTA; or
(2)    in respect of an extension of credit hereunder by a Person that was a bank (as defined for the purpose of s879 ITA) at the time that such extension of credit was made and within the charge to United Kingdom corporation tax as respects any payments of interest made in respect of such extension of credit; or
(B)    a Lender which is:
(1)    a company resident in the United Kingdom for United Kingdom tax purposes;
(2)    a partnership each member of which is:
(a)    a company so resident in the United Kingdom; or
(b)    a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (within the meaning of s19 CTA) the whole of any share of interest payable in respect of that extension of credit that falls to it by reason of Part 17 CTA;
(3)    a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that extension of credit in computing the chargeable profits (within the meaning of s19 CTA) of that company; or
(C)    a Treaty Lender; or
(ii)    a Lender which is a building society (as defined for the purpose of s880 ITA) making an extension of credit hereunder.
“Tax Confirmation” means a confirmation by a Lender that the person beneficially entitled to interest payable to that Lender in respect of an extension of credit hereunder is either:
(i)    a company resident in the United Kingdom for United Kingdom tax purposes;
(ii)    a partnership each member of which is:
(A)    a company so resident in the United Kingdom; or

(B)    a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (within the meaning of s19 CTA) the whole of any share of interest payable in respect of that extension of credit that falls to it by reason of Part 17 CTA; or
(iii)    a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that extension of credit in computing the chargeable profits (within the meaning of s19 CTA) of that company.
“Treaty Lender” means a Lender which:
(i)    is treated as a resident of a Treaty State for the purposes of the relevant Treaty;
(ii)    does not carry on a business in the United Kingdom through a permanent establishment with which that Lender’s participation in an extension of credit hereunder is effectively connected; and
(iii)    meets all other conditions in the relevant Treaty for full exemption from United Kingdom taxation on interest which relate to such Lender subject to the completion of all procedural formalities necessary to obtain clearance under the relevant Treaty to enable each UK Borrower to obtain authorization to make all payments to which the Lender is entitled without deduction or withholding for on account of United Kingdom Taxes.
“Treaty State” means a jurisdiction having a double taxation agreement (a “Treaty”) with the United Kingdom which makes provision for full exemption from tax imposed by the United Kingdom on interest.
“UK Borrower” means any Borrower (i) that is organized or formed under the laws of the United Kingdom or (ii) payments from which under this Agreement or any other Loan Document are subject to withholding Taxes imposed by the laws of the United Kingdom.
2.    A new Section 1.03 is added to read as follows:
SECTION 1.03. Other Interpretive Provisions. Any reference herein to a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company shall constitute a separate Person hereunder (and each division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity).
3.    Section 2.08(l) of the Credit Agreement is hereby amended by (x) correcting the numbering such that the second subsection (ii) and subsection (iii) are renumbered as subsections (ii) and (iv) respectively and (y) adding to the end thereof a new subsection (v) to read as follows:
(v)  Additional United Kingdom Withholding Tax Matters. (A)  Subject to (B) below, each Lender and each UK Borrower which makes a payment to such Lender shall cooperate in completing any procedural formalities necessary for such UK Borrower to obtain authorization to make such payment without withholding or deduction for Taxes imposed under the laws of the United Kingdom.

(B)    (1)  A Lender on the Amendment Date that (x) holds a passport under the HMRC DT Treaty Passport scheme and (y) wishes such scheme to apply to this Agreement, shall provide its scheme reference number and its jurisdiction of tax residence to each UK Borrower and the Administrative Agent; and
(2)  a Lender which becomes a Lender hereunder after the Amendment Date that (x) holds a passport under the HMRC DT Treaty Passport scheme and (y) wishes such scheme to apply to this Agreement, shall provide its scheme reference number and its jurisdiction of tax residence to each UK Borrower and the Administrative Agent, and
(3) Upon satisfying either clause (1) or (2) above, such Lender shall have satisfied its obligation under paragraph (v)(A) above.
(C)  If a Lender has confirmed its scheme reference number and its jurisdiction of tax residence in accordance with paragraph (v)(B) above, the UK Borrower(s) shall make a Borrower DTTP Filing with respect to such Lender, and shall promptly provide such Lender with a copy of such filing; provided that, if:
(1)  a UK Borrower making a payment to such Lender has not made a Borrower DTTP Filing in respect of such Lender; or
(2)  a UK Borrower making a payment to such Lender has made a Borrower DTTP Filing in respect of such Lender but:
(aa) such Borrower DTTP Filing has been rejected by HM Revenue & Customs; or
(bb) HM Revenue & Customs has not given such UK Borrower authority to make payments to such Lender without a deduction for tax within 60 days of the date of such Borrower DTTP Filing;
and in each case, such UK Borrower has notified that Lender in writing of either (aa) or (bb) above, then such Lender and such UK Borrower shall co-operate in completing any additional procedural formalities necessary for such UK Borrower to obtain authorization to make that payment without withholding or deduction for Taxes imposed under the laws of the United Kingdom.
(D)  If a Lender has not confirmed its scheme reference number and jurisdiction of tax residence in accordance with paragraph (v)(B) above, no UK Borrower shall make a Borrower DTTP Filing or file any other form relating to the HMRC DT Treaty Passport scheme in respect of that Lender’s Commitment(s) or its participation in any Loan unless the Lender otherwise agrees.
(E)  Each UK Borrower shall, promptly on making a Borrower DTTP Filing, deliver a copy of such Borrower DTTP Filing to the Administrative Agent for delivery to the relevant Lender.
(F) Each Lender shall notify the Borrower and Administrative Agent if it determines in its sole discretion that it ceases to be a Qualifying Lender (including if it ceases to be entitled to claim the benefits of an income tax treaty to which the United Kingdom is a party with respect to payments made by any U.K. Borrower hereunder).
4.    Section 2.11 of the Credit Agreement is amended by (a) deleting from the introductory paragraph the phrase “the Borrowers shall Cash Collateralize” and substituting therefor the phrase “Whirlpool shall Cash Collateralize”; (b) deleting from clause (a) the phrase “Each Borrower” and substituting therefor

“Whirlpool”; and (c) deleting from clause (a) the phrase “the Borrowers” and substituting therefor “Whirlpool”.
5.    Section 3.01(c) of the Credit Agreement is amended in full to read as follows:

6.
(c) Conditions to Gross-up. Notwithstanding any provision of this Section 3.01 to the contrary, no Borrower shall have any obligation to pay any Taxes pursuant to this Section 3.01, or to pay any amount to the Administrative Agent, any Lender or any Issuing Lender pursuant to this Section 3.01, to the extent that they are or result from (i) United States withholding taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 3.06) or (ii) such Lender changes its lending office (other than pursuant to Section 3.06), except in each case to the extent that, pursuant to Section 3.01(b), amounts with respect to such Taxes were payable either to such Lender's assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (ii) the failure of any Lender, any Issuing Lender or the Administrative Agent to comply with its obligations pursuant to Section 2.08(l) or Section 13.05, (iii) any Taxes imposed under FATCA; or (iv) United Kingdom withholding Taxes imposed on amounts payable to or for the account of a Lender (other than, in the case of (A) below, any Lender party hereto on the Amendment Date) with respect to an applicable interest in an Advance or Commitment if on the date any such payment falls due: (A) the payment could have been made to such Lender without deduction or withholding for or on account of United Kingdom Taxes if such Lender had been a Qualifying Lender, but on that date, such Lender is not or has ceased to be a Qualifying Lender other than as a result of any change after the date it became a Lender party to this Agreement in (or in the interpretation, administration or application of) any law or Treaty or any published practice or published concession of any relevant taxing authority; or (B) such Lender is a Qualifying Lender solely by virtue of paragraph (i)(B) of the definition of Qualifying Lender; and: (1) an officer of HM Revenue & Customs has given (and not revoked) a direction (a “Direction”) under s931 ITA which relates to the applicable payment and such Lender has received from the UK Borrower making the payment a certified copy of that Direction; and (2) such payment could have been made to such Lender without any deduction or withholding for or on account of United Kingdom Taxes if such Direction had not been made; or (C) such Lender is a Qualifying Lender solely by virtue of paragraph (i)(B) of the definition of Qualifying Lender and: (1) such Lender has not given a Tax Confirmation to the relevant UK Borrower; and (2) the payment could have been made to such Lender without any deduction or withholding for or on account of United Kingdom Taxes if such Lender had given a Tax Confirmation to the relevant UK Borrower, on the basis that the Tax Confirmation would have enabled the relevant UK Borrower to have formed a reasonable belief that the payment was an “excepted payment” for the purpose of s930 ITA; or (D) such Lender is a Treaty Lender and the UK Borrower making the payment is able to demonstrate that the payment could have been made to such Lender without any deduction or withholding for or on account of United Kingdom Taxes had such Lender complied with its obligations under Section 2.08(l). In addition, a Transferee (or a Lender acting through a different Facility Office) shall not be entitled to receive any greater payment under this Section 3.01 in respect of United Kingdom Taxes with respect to payments made by a UK Borrower than its transferor Lender (or the Lender acting through its previous Facility Office, as applicable) would have received under this Section 3.01 if the transfer or change of Facility Office had not occurred, except to the extent such entitlement to receive a greater payment results from a change in applicable law or a Treaty that occurs after the Transferee acquired the applicable interest (or the Lender changed its Facility Office, as applicable).

This Letter Amendment shall become effective when the Administrative Agent shall have received counterparts of this Letter Amendment executed by each Borrower and the Required Lenders (the “Amendment Effective Date”).

Whirlpool hereby represents and warrants, as of the Amendment Effective Date, that (i) there exists no Default or Unmatured Default; and (ii) the representations and warranties contained in Article 6 of the Credit Agreement are true and correct in all material respects (other than any representation or warranty qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) (except for the representations and warranties set forth in Sections 6.06 and 6.12 solely as such representations and warranties relate to any Subsidiary acquired in connection with a Material Acquisition (including any Subsidiary of the target of such Material Acquisition) consummated within 30 days prior to the Amendment Effective Date).
On and after the effectiveness of this Letter Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Letter Amendment. This Letter amendment shall be deemed to constitute a “Loan Document”.
The Credit Agreement and each of the other Loan Documents, as specifically amended by this Letter Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.
If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning a counterpart of this Letter Amendment to Susan L. Hobart, Shearman & Sterling LLP, email: shobart@shearman.com.
This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.
This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,
WHIRLPOOL CORPORATION
By    /s/ Jennifer L. Powers
    Name: Jennifer L. Power
Title: Assistant Treasurer
WHIRLPOOL EUROPE B.V.
By    /s/ Jennifer L. Powers
    Name: Jennifer L. Powers
Title: Attorney-in-fact
WHIRLPOOL FINANCE B.V.
By    /s/ Jennifer L. Powers
    Name: Jennifer L. Powers
Title: Attorney-in-fact
WHIRLPOOL GLOBAL B.V.
By    /s/ Jennifer L. Powers
    Name: Jennifer L. Powers
Title: Attorney-in-fact
WHIRLPOOL CANADA HOLDING CO.
By    /s/ Jennifer L. Powers
    Name: Jennifer L. Powers
Title: Assistant Treasurer

Agreed as of the date first above written:
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and as Lender
By    /s/ Gene R. Riego De Dios
    Name: Gene R. Riego De Dios
Title: Executive Director
HMRC DT Treaty Passport scheme reference number and jurisdiction of tax residence (if applicable):
DTTP Number: 13/M/0268710/DTTP
Tax Jurisdiction: United States

CITIBANK, N.A.,
as Lender
By    /s/ Susan M. Olsen
    Name: Susan M. Olsen
Title: Vice President
HMRC DT Treaty Passport scheme reference number and jurisdiction of tax residence (if applicable):
DTTP Number: 13/C/62301/DTTP
Tax Jurisdiction: USA

WELLS FARGO BANK, N.A.,
as Lender
By    /s/ Kara Treiber
    Name: Kara Treiber
Title: Director
HMRC DT Treaty Passport scheme reference number and jurisdiction of tax residence (if applicable): 13/W/61173/DTTP
DTTP Number:
Tax Jurisdiction: United States of America

BNP PARIBAS,
as Lender
By    /s/ Emma Petersen
    Name: Emma Petersen
Title: Director
By    /s/ Todd Grossnickle
    Name: Todd Grossnickle
Title: Director
HMRC DT Treaty Passport scheme reference number and jurisdiction of tax residence (if applicable):
DTTP Number: 5/B/255139/DTTP
Tax Jurisdiction: France

MIZUHO BANK, LTD.,
as Lender
By    /s/ Tracy Rahn
    Name: Tracy Rahn
Title: Authorized Signatory
HMRC DT Treaty Passport scheme reference number and jurisdiction of tax residence (if applicable):
DTTP Number: 43 / M / 274822 / DTTP
Tax Jurisdiction: Japan

BANK OF AMERICA, N.A.,
as Lender
By    /s/ J. Casey Cosgrove
    Name: J. Casey Cosgrove
Title: Director
HMRC DT Treaty Passport scheme reference number and jurisdiction of tax residence (if applicable):
DTTP Number: 13/ B / 7418 / DTTP
Tax Jurisdiction: U.S.A.

MUFG BANK, LTD.,
as Lender
By    /s/ Henry Schwarz
    Name: Henry Schwarz
Title: Director
HMRC DT Treaty Passport scheme reference number and jurisdiction of tax residence (if applicable):
DTTP Number: 43/M/322072/DTTP
Tax Jurisdiction: Japan

HSBC BANK USA, N.A.,
as Lender
By    /s/ Patricia DelGrande
    Name: Patricia DelGrande
Title: Managing Director
HMRC DT Treaty Passport scheme reference number and jurisdiction of tax residence (if applicable):
DTTP Number: 13/H/314375/DTTP
Tax Jurisdiction: United States

ING BANK N.V., DUBLIN BRANCH,
as Lender
By    /s/ Sean Hassett
    Name: Sean Hassett
Title: Director
By    /s/ Ciaran Dunne
    Name: Ciaran Dunne
Title: Director
HMRC DT Treaty Passport scheme reference number and jurisdiction of tax residence (if applicable):
DTTP Number: 12/I/371270/DTTP (Through our affiliate lender ING (Ireland) DAC)
Tax Jurisdiction: Netherlands

INTESA SANPAOLO S.P.A., NEW YORK BRANCH,
as Lender
By    /s/ William Denton
    Name: William Denton
Title: Global Relationship Manager
By    /s/ Francesco De Mario
    Name: Francesco De Mario
Title: FVP & Head of Credit
HMRC DT Treaty Passport scheme reference number and jurisdiction of tax residence (if applicable):
DTTP Number: 41/I/370506/DTTP
Tax Jurisdiction: Italy

UNICREDIT BANK AG, NEW YORK BRANCH,
as Lender
By    /s/ Thomas Petz
    Name: Thomas Petz
Title: Director
By    /s/ Betsy Briggs
    Name: Betsy Briggs
Title: Associate Director
HMRC DT Treaty Passport scheme reference number and jurisdiction of tax residence (if applicable):
DTTP Number: 7/U/237605/DTTP
Tax Jurisdiction: Germany

DEUTSCHE BANK AG NEW YORK BRANCH,
as Lender
By    /s/ Ming K. Chu
    Name: Ming K. Chu
Title: Director
By    /s/ Virginia Cosenza
    Name: Virginia Cosenza
Title: Vice President
HMRC DT Treaty Passport scheme reference number and jurisdiction of tax residence (if applicable):
DTTP Number: 07/D/70006/DTTP
Tax Jurisdiction: Federal Republic of Germany

GOLDMAN SACHS BANK USA,
as Lender
By    /s/ Jamie Minieri
    Name: Jamie Minieri
Title: Authorized Signatory
HMRC DT Treaty Passport scheme reference number and jurisdiction of tax residence (if applicable):
DTTP Number: 13/G/351779/DTTP
Tax Jurisdiction: USA

BANK OF CHINA,
as Lender
By    /s/ Kai Wu
    Name: Kai Wu
Title: SVP & Deputy Branch Manager
HMRC DT Treaty Passport scheme reference number and jurisdiction of tax residence (if applicable):
DTTP Number:
Tax Jurisdiction:

BANCO SANTANDER, S.A.,
as Lender
By    /s/ Lucas Videla
    Name: Lucas Videla
Title: E.D.
By    /s/ Pablo Tarrio
    Name: Pablo Tarrio
Title: Attorney
HMRC DT Treaty Passport scheme reference number and jurisdiction of tax residence (if applicable):
DTTP Number: 9/S/267974/DTTP
Tax Jurisdiction: SPAIN

THE BANK OF NOVA SCOTIA,
as Lender
By    /s/ Sangeeta Shah
    Name: Sangeeta Shah
Title: Director
HMRC DT Treaty Passport scheme reference number and jurisdiction of tax residence (if applicable):
DTTP Number: 3/T/366714/DTTP
Tax Jurisdiction: Canada

BAYERISCHE LANDESBANK, NEW YORK BRANCH,
as Lender
By    /s/ Varbin Staykoff
    Name: Varbin Staykoff
Title: Senior Director
By    /s/ Gina Sandella
    Name: Gina Sandella
Title: Vice President
HMRC DT Treaty Passport scheme reference number and jurisdiction of tax residence (if applicable):
DTTP Number: 07/B/70350/DTTP
Tax Jurisdiction: Germany

U.S. BANK NATIONAL ASSOCIATION,
as Lender
By    /s/ Mary Ann Hawley
    Name: Mary Ann Hawley
Title: Vice President
HMRC DT Treaty Passport scheme reference number and jurisdiction of tax residence (if applicable):
DTTP Number: 13/U/62184/DTTP
Tax Jurisdiction: USA

CREDIT INDUSTRIEL ET COMMERCIAL, NEW YORK BRANCH,
as Lender
By    /s/ Edwige Sucher
    Name: Edwige Sucher
Title: Vice President
By    /s/ Eric Longuet
    Name: Eric Longuet
Title: Managing Director
HMRC DT Treaty Passport scheme reference number and jurisdiction of tax residence (if applicable):
DTTP Number: 5/S/357424/DTTP
Tax Jurisdiction: France

CREDIT SUISSE (SWITZERLAND) LTD.,
as Lender
By    /s/ Stefan Willi
    Name: Stefan Willi
Title: Director
By    /s/ Pascal Twerenbold
    Name: Pascal Twerenbold
Title: Assistant Vice President
HMRC DT Treaty Passport scheme reference number and jurisdiction of tax residence (if applicable):
DTTP Number: Credit Suisse (Switzerland) Ltd. has no HMRC DT Treaty Passport scheme reference number.
Tax Jurisdiction: Switzerland

THE NORTHERN TRUST COMPANY,
as Lender
By    /s/ Wicks Barkhausen
    Name: Wicks Barkhausen
Title: Senior Vice President
HMRC DT Treaty Passport scheme reference number and jurisdiction of tax residence (if applicable):
DTTP Number: 13/N/60122/DTTP
Tax Jurisdiction: USA

SOCIETE GENERALE,
as Lender
By    /s/ Paul Kavanagh
    Name: Paul Kavanagh
Title: Managing Director
HMRC DT Treaty Passport scheme reference number and jurisdiction of tax residence (if applicable):
DTTP Number: 5/S/70085/DTTP
Tax Jurisdiction: France

ITAU UNIBANCO S.A., NEW YORK BRANCH,
as Lender
By    /s/ Nuno Guerra
    Name: Nuno Guerra
Title: Authorized Signatory
By    /s/ Paulo Cardoso
    Name: Paulo Cardoso
Title: Authorized Signatory
HMRC DT Treaty Passport scheme reference number and jurisdiction of tax residence (if applicable):
DTTP Number:
Tax Jurisdiction: Brasil